                                  EXHIBIT INDEX

Exhibit      Description of Document
Number

EX-99.a1     Articles of  Incorporation  of Twentieth  Century  Strategic  Asset
             Allocations,   Inc.   (filed   electronically   as  Exhibit  1a  to
             Pre-Effective Amendment No. 3 to the Registration Statement on Form
             N-1A,  filed on  December  1,  1995,  and  incorporated  herein  by reference).

EX-99.a2     Articles  of  Amendment  of  Twentieth   Century   Strategic  Asset
             Allocations, Inc., dated November 28, 1995 (filed electronically as
             Exhibit 1b to  Pre-Effective  Amendment  No. 3 to the  Registration
             Statement on Form N-1A,  filed December 1, 1995,  and  incorporated herein by reference).

EX-99.a3     Articles   Supplementary  of  Twentieth   Century  Strategic  Asset
             Allocations, Inc., dated December 26, 1995 (filed electronically as
             Exhibit 1c to  Pre-Effective  Amendment  No. 4 to the  Registration
             Statement on Form N-1A, filed on February 5, 1996, and incorporated herein by reference).

EX-99.a4     Articles  of  Amendment  of  Twentieth   Century   Strategic  Asset
             Allocations,  Inc., dated January 29, 1996 (filed electronically as
             Exhibit 1d to  Pre-Effective  Amendment  No. 4 to the  Registration
             Statement on Form N-1A, filed on February 5, 1996, and incorporated herein by reference).

EX-99.a5     Articles   Supplementary  of  Twentieth   Century  Strategic  Asset
             Allocations,  Inc., dated January 29, 1996 (filed electronically as
             Exhibit 1e to  Pre-Effective  Amendment  No. 4 to the  Registration
             Statement on Form N-1A, filed on February 5, 1996, and incorporated herein by reference).

EX-99.a6     Articles   Supplementary  of  Twentieth   Century  Strategic  Asset
             Allocations, Inc., dated September 9, 1996 (filed electronically as an exhibit to  Post-Effective  Amendment No. 4 to the  Registration
             Statement on Form N-1A,  filed on January 5, 1999, and incorporated herein by reference).

EX-99.a7     Articles  of  Amendment  of  Twentieth   Century   Strategic  Asset
             Allocations,  Inc., dated December 2, 1996 (filed electronically as
             Exhibit 1f to  Post-Effective  Amendment No. 2 to the  Registration
             Statement on Form N-1A,  filed on March 26, 1997, and  incorporated herein by reference).

EX-99.a8     Articles   Supplementary  of  American   Century   Strategic  Asset
             Allocations,  Inc., dated December 2, 1996 (filed electronically as
             Exhibit 1g to  Post-Effective  Amendment No. 2 to the  Registration
             Statement on Form N-1A,  filed on March 26, 1997, and  incorporated herein by reference).

EX-99.a9     Articles   Supplementary  of  American   Century   Strategic  Asset
             Allocations,  Inc., dated February 16, 1999, (filed  electronically as an Exhibit to Post-Effective Amendment No. 6 to the Registration
             Statement on Form N-1A,  filed on March 30, 1999, and  incorporated herein by reference).

EX-99.a10    Articles   Supplementary  of  American   Century   Strategic  Asset
             Allocations,  Inc., dated August 2, 1999, (filed  electronically as an Exhibit to  Post-Effective  Amendment No. 7 to the  Registration
             Statement on Form N-1A,  filed on March 31, 2000, and  incorporated herein by reference).

EX-99.a11    Articles   Supplementary  of  American   Century   Strategic  Asset
             Allocations, Inc.

EX-99.b1     By-Laws of Twentieth  Century  Strategic  Asset  Allocations,  Inc.
             (filed electronically as Exhibit 2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed December 1, 1995, and incorporated herein by reference).

EX-99.b2     Amendment of By-Laws of American Century Mutual Funds,  Inc. (filed as Exhibit 2b to Post-Effective Amendment No. 9 to the Registration
             Statement  on Form N-1A of  American  Century  Capital  Portfolios,
             Inc., File No.  33-64872, and  incorporated  herein  by reference).

EX-99.d1     Management  Agreement  between  American  Century  Strategic  Asset
             Allocations, Inc. and American Century Investment Management, Inc.,
             dated  August  1,  1997  (filed  electronically  as  Exhibit  d  to
             Post-Effective  Amendment  No. 3 to the  Registration  Statement on
             Form N-1A on April 1, 1998,  File No.  33-79482,  and  incorporated herein by reference).

EX-99.d2     Addendum to Management Agreement between American Century Strategic
             Asset Allocations, Inc. and American Century Investment Management,
             Inc.

EX-99.e1     Distribution  Agreement  between American  Century  Strategic Asset
             Allocations,  Inc., and Funds  Distributor,  Inc. dated January 15,
             1998 (filed electronically as Exhibit 6 to Post-Effective Amendment
             No.  28 to the  Registration  Statement  on form  N-1A of  American
             Century  Target  Maturities  Trust,  Inc.,  File No.  2-94608,  and
             incorporated herein by reference).

EX-99.e2     Amendment No. 1 to Distribution  Agreement between American Century
             Strategic Asset Allocations, Inc. and Funds Distributor, Inc. dated
             June 1, 1998 (filed electronically as Exhibit B6b to Post-Effective
             Amendment  No.  11 to the  Registration  Statement  on Form N-1A of
             American Century Capital Portfolios,  Inc. File No. 33-64872, filed
             June 26, 1998, and incorporated herein by reference).

EX-99.e3     Amendment No. 2 to Distribution  Agreement between American Century
             Strategic Asset Allocations, Inc. and Funds Distributor, Inc. dated
             November 13, 1998 (filed as a part of Post-Effective  Amendment No.
             12 to the  Registration  Statement on Form N-1A of American Century
             World Mutual Funds,  Inc.,  File No.  33-39242,  filed November 13,
             1998, and incorporated herein by reference).

EX-99.e4     Amendment No. 3 to Distribution  Agreement between American Century
             Strategic Asset Allocations, Inc. and Funds Distributor, Inc. dated
             January   29,  1999   (filed   electronically   as  Exhibit  e4  to
             Post-Effective  Amendment No. 28 to the  Registration  Statement on
             Form N-1A of American  Century  California  Tax-Free and  Municipal
             Funds, File No. 2-82734,  filed December 28, 1998, and incorporated herein by reference).

EX-99.e5     Amendment  No. 4 to the  Distribution  Agreement  between  American
             Century Strategic Asset  Allocations,  Inc. and Funds  Distributor,
             Inc.  dated July 30,  1999 (filed  electronically  as an Exhibit to
             Post-Effective  Amendment No. 16 to the  Registration  Statement of
             American Century Capital  Portfolios,  Inc., File No. 33-64872,  on
             July 29, 1999, and incorporated herein by reference).

EX-99.e6     Amendment  No. 5 to the  Distribution  Agreement  between  American
             Century Strategic Asset  Allocations,  Inc. and Funds  Distributor,
             Inc.  (filed   electronically   as  an  Exhibit  to  Post-Effective
             Amendment No. 87 to the Registration  Statement of American Century
             Mutual  Funds,  Inc.,  File No.  2-14213 on November 29, 1999,  and
             incorporated herein by reference).

EX-99-e7     Amendment  No. 6 to the  Distribution  Agreement  between  American
             Century Strategic Asset  Allocations,  Inc. and Funds  Distributor,
             Inc.  (filed   electronically   as  Exhibit  e7  to  Post-Effective
             Amendment No. 19 to the Registration  Statement of American Century
             World Mutual Funds,  Inc.,  File No.  33-39242 on May 24, 2000, and
             incorporated herein by reference).

EX-99.e8     Distribution  Agreement  between American  Century  Strategic Asset
             Allocations,  Inc. and American Century Investment  Services,  Inc.
             dated  March  13,  2000  (filed  electronically  as an  Exhibit  to
             Post-Effective  Amendment No. 17 to the  Registration  Statement on
             Form N-1A of American  Century World Mutual Funds,  Inc.,  File No.
             33-39242, on March 30, 2000, and incorporated herein by reference).

EX-99.e9     Amendment  No. 1 to the  Distribution  Agreement  between  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             Investment  Services,  Inc. (filed  electronically as Exhibit e9 to
             Post-Effective  Amendment No. 19 to the  Registration  Statement of
             American Century World Mutual Funds, Inc., File No. 33-39242 on May
             24, 2000, and incorporated herein by reference).

EX-99.g1     Global Custody  Agreement  between The Chase Manhattan Bank and The
             Twentieth  Century and Benham  Funds,  dated  August 9, 1996 (filed electronically as an Exhibit to Post-Effective  Amendment No. 31 to
             the  Registration  Statement  on  Form  N1-A  of  American  Century
             Government   Income  Trust,   Commission  File  No.  2-99222,   and
             incorporated herein by reference).

EX-99.g2     Master Agreement  between Commerce Bank, N.A. and Twentieth Century
             Services,  Inc.  dated  January 22, 1997 (filed as Exhibit  8(d) to
             Post-Effective  Amendment No. 76 to the  Registration  Statement on
             Form N-1A of American Century Mutual Funds,  Inc.,  Commission File
             No. 2-14213, and incorporated herein by reference).

EX-99.h1     Transfer  Agency  Agreement,  dated as of February 1, 1996,  by and between  Twentieth Century  Strategic Asset  Allocations,  Inc. and
             Twentieth Century Services, Inc. (filed electronically as Exhibit 9 to Pre-Effective  Amendment No. 4 to the Registration  Statement on
             Form N-1A,  filed  February  5, 1996,  and  incorporated  herein by reference).

EX-99.h2     Credit  Agreement  between  American  Century  Funds  and The Chase
             Manhattan  Bank as  Administrative  Agent dated as of December  21,
             1999  (filed   electronically   as  Exhibit  h3  to  Post-Effective
             Amendment No. 29 to the Registration  Statement of American Century
             California  Tax-Free and  Municipal  Funds,  File No.  2-82734,  on
             December 29, 1999, and incorporated herein by reference).

EX-99.i      Opinion and Consent of Counsel (filed  electronically  as Exhibit i to Post-Effective  Amendment No. 8 to the Registration Statement on
             Form  N-1A,  filed  April  14,  2000,  and  incorporated  herein by reference).

EX-99.j1     Consent of Deloitte & Touche LLP is included herein.

EX-99.j2     Power of Attorney dated February 19, 1999 (filed  electronically as an Exhibit to  Post-Effective  Amendment No. 6 to the  Registration
             Statement on Form N-1A on March 30, 1999,  File No.  33-79482,  and
             incorporated herein by reference).

EX-99.m1     Master  Distribution  and  Shareholder  Services  Plan of Twentieth
             Century Capital  Portfolios,  Inc.,  Twentieth  Century  Investors,
             Inc.,  Twentieth  Century  Strategic  Asset  Allocations,  Inc. and
             Twentieth  Century  World  Investors,  Inc.  (Advisor  Class) dated
             September 3, 1996 (filed electronically as a part of Post-Effective
             Amendment  No.  9 to the  Registration  Statement  on Form  N-1A of
             American  Century  Capital  Portfolios,  Inc.,  Commission File No.
             33-64872, and incorporated herein by reference).

EX-99.m2     Amendment No. 1 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds,  Inc. (Advisor Class)
             dated June 13,  1997 (filed as a part of  Post-Effective  Amendment
             No.  77 to the  Registration  Statement  on Form  N-1A of  American
             Century  Mutual  Funds,  Inc.,  Commission  File No.  2-14213,  and
             incorporated herein by reference).

EX-99.m3     Amendment No. 2 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds,  Inc. (Advisor Class)
             dated  September  30,  1997  (filed  as a  part  of  Post-Effective
             Amendment  No.  78 to the  Registration  Statement  on Form N-1A of
             American Century Mutual Funds,  Inc.,  Commission File No. 2-14213,
             and incorporated herein by reference).

EX-99.m4     Amendment No. 3 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds,  Inc. (Advisor Class)
             dated June 30,  1998 (filed as a part of  Post-Effective  Amendment
             No.  11 to the  Registration  Statement  on Form  N-1A of  American
             Century Capital Portfolios,  Inc., File No. 33-64872, filed on June
             26, 1998, and incorporated herein by reference).

EX-99.m5     Amendment No. 4 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds,  Inc. (Advisor Class)
             dated  November  13,  1998  (filed  as  a  part  of  Post-Effective
             Amendment  No.  12 to the  Registration  Statement  on Form N-1A of
             American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.m6     Amendment No. 5 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds,  Inc. (Advisor Class)
             dated  February  16,  1999  (filed  electronically  as  a  part  of
             Post-Effective  Amendment No. 83 to the  Registration  Statement on
             Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
             filed on February 26, 1999, and incorporated herein by reference).

EX-99.m7     Amendment No. 6 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc., (Advisor Class)
             dated  July  30,  1999  (filed  electronically  as  an  Exhibit  to
             Post-Effective  Amendment No. 16 to the  Registration  Statement on
             Form N-1A of American  Century Capital  Portfolios,  Inc., File No.
             33-64872, on July 29, 1999 and incorporated herein by reference).

EX-99.m8     Amendment No. 7 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American  Century World Mutual Funds,  Inc. dated November
             19,  1999  (Advisor  Class)(filed  electronically  as an Exhibit to
             Post-Effective  Amendment  No. 87 on Form N-1A of American  Century
             Mutual  Funds,  Inc.,  File No.  2-14213,  on November 29, 1999 and
             incorporated herein by reference).

EX-99.m9     Amendment No. 8 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds,  Inc. (Advisor Class)
             dated  June  1,  2000  (filed   electronically  as  Exhibit  m9  to
             Post-Effective  Amendment No. 19 to the  Registration  Statement on
             Form N-1A of American  Century World Mutual funds,  Inc.,  File No.
             33-39242, and incorporated hereby by reference).

EX-99.m10    Shareholder  Services Plan of Twentieth Century Capital Portfolios,
             Inc.,   Twentieth  Century  Investors,   Inc.,   Twentieth  Century
             Strategic  Asset  Allocations,  Inc. and  Twentieth  Century  World
             Investors,  Inc.  (Service Class) dated  September 3, 1996,  (filed electronically as a part of  Post-Effective  Amendment No. 9 to the
             Registration  Statement  on Form N-1A of American  Century  Capital
             Portfolios,  Inc.,  File No.  33-64872 and  incorporated  herein by reference).

EX-99.o1     Multiple Class Plan of Twentieth Century Capital Portfolios,  Inc.,
             Twentieth  Century  Investors,  Inc.,  Twentieth  Century Strategic
             Asset Allocations, Inc. and Twentieth Century World Investors, Inc.
             dated  September  3,  1996  (filed  electronically  as  a  part  of
             Post-Effective  Amendment  No. 9 to the  Registration  Statement on
             Form N-1A of American  Century Capital  Portfolios,  Inc., File No.
             33-64872, and incorporated herein by reference).

EX-99.o2     Amendment No. 1 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual Funds, Inc. dated June 13, 1997 (filed  electronically as a part of  Post-Effective  Amendment No. 77 to the  Registration
             Statement  on Form N-1A of American  Century  Mutual  Funds,  Inc.,
             File No. 2-14213, and incorporated herein by reference).

EX-99.o3     Amendment No. 2 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World  Mutual  Funds,   Inc.   dated   September  30,  1997  (filed
             electronically as a part of Post-Effective  Amendment No. 78 to the
             Registration  Statement  on Form N-1A of  American  Century  Mutual
             Funds,  Inc.,  File  No.  2-14213,   and  incorporated   herein  by
             reference).

EX-99.o4     Amendment No. 3 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual  Funds,  Inc.  dated June 30, 1998 (filed as a part of
             Post-Effective  Amendment No. 11 to the  Registration  Statement on
             Form N-1A of American  Century Capital  Portfolios,  Inc., File No.
             33-64872,  filed on June  26,  1998,  and  incorporated  herein  by reference).

EX-99.o5     Amendment No. 4 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual Funds,  Inc.  dated November 13, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on
             Form N-1A of American  Century World Mutual Funds,  Inc.,  File No.
             33-39242,  filed on November 13, 1998, and  incorporated  herein by reference).

EX-99.o6     Amendment No. 5 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual Funds, Inc. dated January 29, 1999 (filed as a part of
             Post-Effective  Amendment No. 14 to the  Registration  Statement on
             Form N-1A of American  Century Capital  Portfolios,  Inc., File No.
             33-64872,  filed on December 29, 1998, and  incorporated  herein by reference).

EX-99.o7     Amendment No. 6 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual Funds, Inc. dated July 30, 1999 (filed  electronically
             as  Exhibit  o7  to   Post-Effective   Amendment   No.  16  to  the
             Registration  Statement  on Form N-1A of American  Century  Capital
             Portfolios,  Inc.,  File  No.  33-64872,  on  July  29,  1999,  and
             incorporated herein by reference).

EX-99.o8     Amendment No. 7 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World  Mutual   Funds,   Inc.   dated   November  19,  1999  (filed
             electronically as Exhibit o8 to Post-Effective  Amendment No. 87 to
             the Registration  Statement on Form N-1A of American Century Mutual
             Funds,   Inc.,  File  No.  2-14213,   on  November  29,  1999,  and
             incorporated herein by reference).

EX-99.o9     Amendment No. 8 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual Funds,  Inc.  (filed  electronically  as Exhibit o9 to
             Post-Effective  Amendment No. 19 to the  Registration  Statement on
             Form N-1A of American  Century World Mutual Funds,  Inc.,  File No.
             33-39242, and incorporated herein by reference).

EX-99.p1     American Century  Investments Code of Ethics (filed  electronically
             as  an  Exhibit  to   Post-Effective   Amendment   No.  16  to  the
             Registration  Statement  on Form  N-1A of  American  Century  World
             Mutual  Funds,  Inc.,  File No.  33-39242,  on March 10, 2000,  and
             incorporated herein by reference).

EX-99.p2     Fund Distributor,  Inc. Code of Ethics (filed  electronically as an
             Exhibit  to  Post-Effective  Amendment  No. 16 to the  Registration
             Statement  on Form N-1A of American  Century  World  Mutual  Funds,
             Inc., File No. 33-39242, on March 10, 2000, and incorporated herein by reference).